Exhibit 99.1

[LOGO]	NEWS

Editorial Contact: Erin Jones

949-754-8032

erin.jones@quest.com

Investor Contact: Scott Davidson

949-754-8659

scott.davidson@quest.com

QUEST SOFTWARE REPORTS RESULTS FOR SECOND QUARTER 2003

Revenue of $70.9 Million for the Quarter

Expects to restate previous financials to correct computational error

IRVINE, Calif., July 23, 2003 – Quest Software, Inc. (Nasdaq: QSFT), a leading provider of application management solutions, today reported financial results for the quarter ended June 30, 2003. Total revenue for the second quarter 2003 was $70.9 million. Total revenue for the first six months of 2003 was $142.0 million. These results give effect to correction of a computational error as discussed below.

GAAP Results

Quest’s net income for the second quarter was $3.1 million, or $0.03 per diluted share. Net income for the first six months of 2003 was $5.7 million or $0.06 per diluted share.

Non-GAAP Results

On a pro forma basis, net income of $5.2 million resulted in a diluted earnings per share of $0.06 for the second quarter of 2003. For the six months ended June 30, 2003 pro forma net income was $10.2 million or $0.11 per diluted share.

Quest management utilizes non-GAAP financial measures in the presentation of the company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that pro forma reporting provides a more accurate representation of the company’s on-going economic performance and therefore uses pro forma reporting internally to evaluate and manage the company’s operations. Management believes that these measures provide useful information because they exclude

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Quest Reports Second Quarter 2003 Results – page 2 of 9

certain items including amortization of intangibles, other compensation expenses, gains or losses on investment securities and facility closure charges that are not necessarily relevant to understanding the operating activities within the company’s business. A reconciliation of pro forma and as reported GAAP financial results is included with this press release.

“Our second quarter financial and operational performance was executed to plan and our results met our expectations,” said Vinny Smith, chairman and chief executive officer, Quest Software. “We carried out our cost containment plans announced on last quarter’s earnings call and we continue to see solid market acceptance of our products. We have a strong product cycle through the end of the year and I am confident in our ability to innovate and deliver high-value solutions to our customers.”

Financial Outlook

Quest management offers the following guidance for the quarter ending September 30, 2003:

•	Revenue is expected to be in the range of $67 million to $71 million;

•	GAAP Diluted Earnings Per Share is expected to be in the range of $0.00 to $0.02 per share;

•	Pro-Forma Diluted Earnings Per Share is expected to be in the range of $0.03 to $0.05 per share. The pro-forma guidance excludes approximately $1.9 million of amortization of purchased intangible assets, $925,000 of amortization of acquired intangible assets including customer lists, a non-compete agreement and trademarks and $175,000 of other compensation charges related to stock options.

For the full year ending December 31, 2003, Quest management offers the following guidance:

•	Annual revenue is expected to be in the range of $285 million to $295 million

•	GAAP Diluted Earnings Per Share is expected to be in the range of $0.11 to $0.15 per share;

•	Pro-Forma Diluted Earnings Per Share is expected to be in the range of $0.21 to $0.25. The pro-forma guidance excludes approximately $7.7 million of amortization of purchased intangible assets, $3.5 million of amortization of acquired intangible assets including customer lists, a non-compete agreement and trademarks and $1.3 million of other compensation charges related to stock options.

Correction of Computational Error

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Quest Reports Second Quarter 2003 Results – page 3 of 9

The Company also announced that it has discovered a computational error in its internal consolidation system that has caused deferred revenue and fixed asset balances of foreign subsidiaries to be inaccurately reported. The computational error was recently discovered by the Company’s internal accounting staff and promptly brought to the attention of the Company’s auditors. Quest expects to restate its previously reported results for the first three quarters of 2002, for the calendar year 2002, and the first quarter of 2003 to correct this error. Based on preliminary financial data, and as more fully described in the attached summary, upon correction of the error GAAP basis net income for 2002 is expected to decrease by approximately $0.7 million, or $0.01 per diluted share. Pro-Forma net income for 2002 is expected to decrease by approximately $0.5 million, or $0.01 per diluted share, and revenues for 2002 are expected to decrease by not more than 2%. For the March 2003 period, GAAP and Pro-Forma net income is expected to decrease by approximately $0.3 million.

The Company is in the process of preparing its Form 10-Q for the second quarter of 2003, and currently expects to file amendments to its Form 10-K for the year ended December 31, 2002, as well as amendments to its Forms 10-Q for the affected quarterly periods, with the restated financial information, on or before August 14, 2003.

Second Quarter 2003 Conference Call Information

Quest Software will host a conference call today, Wednesday, July 23 at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous Web cast of the conference call will be available on Quest Software’s Web site in the About Quest – Investor Relations section at www.quest.com. A Web cast replay will be available on the same Web site through August 7, 2003. An audio replay of the call will also be available through July 30, 2003 by dialing (888) 203-1112 (from the U.S. or Canada) or (719) 457-0820 (outside the U.S. and Canada), using confirmation code: 411950.

About Quest Software, Inc.

Quest Software, Inc. is a leading provider of application management solutions. Quest provides customers with Application Confidencesm by delivering reliable software products to develop, deploy, manage and maintain enterprise applications without expensive downtime or business interruption. Targeting high availability, monitoring, database management and Microsoft infrastructure management, Quest products increase the performance and uptime of business-critical applications and enable IT professionals to achieve more with fewer resources. The company is headquartered in Irvine, Calif. and has offices around the globe. For more information on Quest Software visit www.quest.com.

Quest Reports Second Quarter 2003 Results – page 4 of 9

Forward Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements. These statements include statements concerning the scope and timing of restatement of our reported financial results, and are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including the impact of further adverse changes in general economic conditions; further reductions or delays in information technology spending; variations in the size and timing of customer orders; competitive products and pricing; rapid technological change; risks associated with the development and market acceptance of new products; disruptions caused by acquisitions of companies and/or technologies; risks associated with international operations; and the need to attract and retain qualified personnel, and the risk that further review of the periods affected by the foreign exchange computational error will require further adjustment. For a discussion of these and other related risks, please refer to our recent SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2002, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

# # #

Quest is a registered trademark and Quest Software is a trademark of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

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Quest Reports Second Quarter 2003 Results – page 5 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
		(As previously Reported)	(Corrected)	(As previously Reported)
Revenues:
Licenses	$41,489	$39,689	$84,254	$77,179
Services	29,382	23,848	57,737	45,751

Total revenues	70,871	63,537	141,991	122,930
Cost of revenues:
Licenses	1,138	1,002	2,071	1,922
Services	5,343	4,593	10,538	8,964
Amortization of purchased intangible assets	2,363	1,289	4,492	2,691

Total cost of revenues	8,844	6,884	17,101	13,577

Gross profit	62,027	56,653	124,890	109,353
Operating expenses:
Sales and marketing	35,817	31,583	71,944	61,629
Research and development	17,085	15,091	34,389	30,260
General and administrative	7,211	6,184	13,745	12,019
Intangible asset amortization	887	480	1,635	864

Total operating expenses	61,000	53,338	121,713	104,772

Income from operations	1,027	3,315	3,177	4,581
Other income, net	3,914	2,275	5,935	3,892
Write-down of investments	—	(1,095)	—	(1,095)

Income before income tax provision	4,941	4,495	9,112	7,378
Income tax provision	1,848	1,823	3,421	2,984

Net income	$3,093	$2,672	$5,691	$4,394

Net income per share:
Basic	$0.03	$0.03	$0.06	$0.05

Diluted	$0.03	$0.03	$0.06	$0.05

Weighted average shares:
Basic	91,672	90,323	91,325	90,037
Diluted	93,644	92,577	93,259	93,214

Quest Reports Second Quarter 2003 Results – page 6 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2003				Six Months Ended June 30, 2003
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
					(Corrected)
Revenues:
Licenses	$41,489			$41,489	$84,254			$84,254
Services	29,382			29,382	57,737			57,737

Total revenues	70,871			70,871	141,991			141,991
Cost of revenues:
Licenses	1,138	(1	)(1)	1,137	2,071	(1	)(5)	2,070
Services	5,343	(17	)(1)	5,326	10,538	(45	)(5)	10,493
Amortization of purchased intangible assets	2,363	(2,363)		—	4,492	(4,492)		—

Total cost of revenues	8,844			6,463	17,101			12,563

Gross profit	62,027			64,408	124,890			129,428
Operating expenses:
Sales and marketing	35,817	(143	)(1)	35,674	71,944	(486	)(4)	71,458
Research and development	17,085	(225	)(1)	16,860	34,389	(577	)(4)	33,812
General and administrative	7,211	(18	)(1)	7,193	13,745	(71	)(5)	13,674
Intangible asset amortization	887	(887)		—	1,635	(1,635)		—

Total operating expenses	61,000			59,727	121,713			118,944

Income from operations	1,027			4,681	3,177			10,484
Other income, net	3,914	(177	)(2)	3,737	5,935	74	(6)	6,009

Income before income tax provision	4,941			8,418	9,112			16,493
Income tax provision	1,848	1,351	(3)	3,199	3,421	2,846	(7)	6,267

Net income	$3,093			$5,219	$5,691			$10,226

Net income per share:
Basic	$0.03			$0.06	$0.06			$0.11

Diluted	$0.03			$0.06	$0.06			$0.11

Weighted average shares:
Basic	91,672			91,672	91,325			91,325
Diluted	93,644			93,644	93,259			93,259

For the Three Months Ended June 30, 2003

(1)	Represents compensation and other costs related primarily to stock option grants with a below fair market value exercise price.
(2)	Represents gain on securities held for trading purposes.
(3)	Represents the tax effect of adjustments.

For the Six Months Ended June 30, 2003

(4)	Represents $281,000 in severance and idle facility charges incurred from closing one of our Canadian offices and $899,000 in compensation and other costs related primarily to stock option grants with a below fair market value exercise price.
(5)	Represents compensation and other costs related primarily to stock option grants with a below fair market value exercise price.
(6)	Represents loss on securities held for trading purposes.
(7)	Represents the tax effect of adjustments.

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Quest Reports Second Quarter 2003 Results – page 7 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2002 (3)				Six Months Ended June 30, 2002 (3)
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
	(As Previously Reported)			(As Previously Reported)	(As Previously Reported)			(As Previously Reported)

Revenues:
Licenses	$39,689			$39,689	$77,179			$77,179
Services	23,848			23,848	45,751			45,751

Total revenues	63,537			63,537	122,930			122,930
Cost of revenues:
Licenses	1,002			1,002	1,922			1,922
Services	4,593	1	(1)	4,594	8,964	(58	)(1)	8,906
Amortization of purchased intangible assets	1,289	(1,289)		—	2,691	(2,691)		—

Total cost of revenues	6,884			5,596	13,577			10,828

Gross profit	56,653			57,941	109,353			112,102
Operating expenses:
Sales and marketing	31,583	14	(1)	31,597	61,629	(444	)(1)	61,185
Research and development	15,091	39	(1)	15,130	30,260	(294	)(1)	29,966
General and administrative	6,184	3	(1)	6,187	12,019	(72	)(1)	11,947
Intangible asset amortization	480	(480)		—	864	(864)		—

Total operating expenses	53,338			52,914	104,772			103,098

Income from operations	3,315			5,027	4,581			9,004
Other income, net	2,275			2,275	3,892			3,892
Write-down of investments	(1,095)	1,095		—	(1,095)	1,095		—

Income before income tax provision	4,495			7,302	7,378			12,896
Income tax provision	1,823	1,098	(2)	2,921	2,984	2,174	(2)	5,158

Net income	$2,672			$4,381	$4,394			$7,738

Net income per share:
Basic	$0.03			$0.05	$0.05			$0.09

Diluted	$0.03			$0.05	$0.05			$0.08

Weighted average shares:
Basic	90,323			90,323	90,037			90,037
Diluted	92,577			92,577	93,214			93,214

(1)	Represents compensation and other costs related primarily to stock option grants with a below fair market value exercise price.
(2)	Represents the tax effect of adjustments.
(3)	Subject to correction of computational error relating to foreign currency calculations.

Quest Reports Second Quarter 2003 Results – page 8 of 9

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

ASSETS

	June 30, 2003	December 31, 2002 (1)
		(As Previously Reported)
Current assets:
Cash and cash equivalents	$101,229	$64,283
Short-term marketable securities available for sale	36,814	27,841
Accounts receivable, net	36,811	40,330
Prepaid expenses and other current assets	7,786	9,653
Deferred income taxes	7,966	9,563

Total current assets	190,606	151,670
Property and equipment, net	40,738	44,616
Long-term marketable securities	97,567	115,422
Goodwill, net	239,695	231,717
Amortizing intangible assets, net	29,440	31,116
Deferred income taxes	14,975	14,960
Other assets	1,982	2,341

Total assets	$615,003	$591,842

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,525	$5,308
Accrued compensation	14,908	13,900
Other accrued expenses	23,825	23,703
Income taxes payable	1,988	1,323
Deferred revenue	68,743	63,128

Total current liabilities	113,989	107,362
Long-term liabilities and other	5,776	5,941
Shareholders’ equity	495,238	478,539

Total liabilities and shareholders’ equity	$615,003	$591,842

(1)	Subject to correction of computational error relating to foreign currency calculations.

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Quest Reports Second Quarter 2003 Results – page 9 of 9

QUEST SOFTWARE, INC.

ANTICIPATED FINANCIAL IMPACT OF RESTATEMENT

(In thousands, except per share data)

(Unaudited)

	GAAP			Pro Forma
	As Reported	Restatement	Restated	As Reported	Restatement	Restated
Net Income
Quarter Ended:
March 31, 2002	$1,721	$231	$1,952	$3,357	$272	$3,629
June 30, 2002	2,672	(309)	2,363	4,381	(263)	4,118
September 30, 2002	2,506	(263)	2,243	4,644	(239)	4,405
December 31, 2002	4,001	(323)	3,678	7,670	(327)	7,343
Year Ended December 31, 2002	$10,900	$(664)	$10,236	$20,052	$(557)	$19,495
Quarter Ended March 31, 2003	$2,887	$(325)	$2,562	$5,139	$(323)	$4,816
Earnings Per Share
Quarter Ended:
March 31, 2002	$0.02	$—	$0.02	$0.04	$—	$0.04
June 30, 2002	0.03	—	0.03	0.05	(0.01)	0.04
September 30, 2002	0.03	(0.01)	0.02	0.05	—	0.05
December 31, 2002	0.04	—	0.04	0.08	—	0.08
Year Ended December 31, 2002	$0.12	$(0.01)	$0.11	$0.22	$(0.01)	$0.21
Quarter Ended March 31, 2003	$0.03	$—	$0.03	$0.06	$(0.01)	$0.05

	Quarter Ended March 31, 2002	Quarter Ended June 30, 2002	Quarter Ended September 30, 2002	Quarter Ended December 31, 2002	Year Ended December 31, 2002	Quarter Ended March 31, 2003
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Restated Pro Forma Net Income	$3,629	$4,118	$4,405	$7,343	$19,495	$4,816
Adjustments:
Amortization of purchased intangible assets	(1,402)	(1,289)	(1,288)	(1,765)	(5,744)	(2,130)
Amortization of other intangibles	(386)	(479)	(479)	(692)	(2,036)	(867)
Compensation and other costs	(924)	56	(462)	(661)	(1,991)	(376)
Loss on equity investments	—	(1,095)	—	1,405	310	—
In process research & development	—	—	—	(2,900)	(2,900)	—
Loss on sale of aircraft	—	—	(790)	—	(790)	—
Severance and facility closure charges	—	—	—	—	—	(281)
Provision for income taxes	1,035	1,052	857	948	3,892	1,400

Restated Net Income	$1,952	$2,363	$2,243	$3,678	$10,236	$2,562